Exhibit 10.69

SEVENTH AMENDMENT TO LICENSE AGREEMENT
Finite #195-020
Vendor #000-404-285

        THIS SEVENTH AMENDMENT TO LICENSE AGREEMENT (“Seventh Amendment”) is made as of July 1, 2003 by and between SEARS ROEBUCK AND CO., a New York corporation (“Sears”), and CONSUMER PROGRAMS INCORPORATED, a Missouri corporation (“Licensee”).

        REFERENCE is made to the License Agreement made and entered into as of January 1, 1999, as previously amended (the “License Agreement”) by and between Sears and Licensee for the sale of products and services (the “Licensed Business”) at On Premises locations.

        WHEREAS, Licensee desires to be released from certain obligations under the License Agreement that restrict its opportunities to operate portrait studios in locations that are not owned or controlled by Sears; and

        WHEREAS, Sears and Licensee desire to revise the commission structure set forth in the License Agreement;

        NOW, THEREFORE, Sears and Licensee agree as follows:

    1.        Any and all terms and definitions used herein shall have the same meaning as set forth in the License Agreement unless otherwise indicated herein.

    2.        Section 5.18, as set forth in Section 2 of the Second Amendment to the License Agreement, dated as of November 10, 1999 (the “Second Amendment”), as amended by Section 1 of the Fifth Amendment to the License Agreement, dated as of November 20, 2002 (“the Fifth Amendment”) and as further amended by Section 1 of the Sixth Amendment to the License Agreement, dated as of November 20, 2002 (the “Sixth Amendment”), is hereby deleted in its entirety.

    3.        Section 14.7, as set forth in Section 6 of the Second Amendment, as amended by Section 2 of the Fifth Amendment, is hereby deleted in its entirety.

    4.        Exhibit C is hereby deleted in its entirety and replaced by Exhibit C/A, attached hereto.

    5.        The Fifth Amendment shall be deleted in its entirety.

Except as expressly modified by this Seventh Amendment, all other provisions of the License Agreement shall remain in full force and effect. To the extent that the terms of this Seventh Amendment are inconsistent with any of the terms of the License Agreement, the terms of this Seventh Amendment shall supercede and govern.

        IN WITNESS WHEREOF, Sears and Licensee have signed this Seventh Amendment as of the date set forth above by their duly authorized officers and agents.

SEARS, ROEBUCK AND CO.

By:	/s/ John Pigott
John Pigott
Its:	Vice President

CONSUMER PROGRAMS INCORPORATED

By:	/s/ Jack Krings
Jack Krings
Its:	Vice President